Exhibit 99.2

PRICING AGREEMENT

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

As Representatives of the

several Underwriters named

in Schedule I hereto

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

October 29, 2015

Ladies and Gentlemen:

Dover Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated October 29, 2015 (the “Underwriting Agreement”), to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities”). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Pricing Prospectus, the Pricing Disclosure Package and the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Pricing Prospectus, the Pricing Disclosure Package and the Prospectus, and also a representation and warranty as of the date of this Pricing Agreement in relation to the Pricing Prospectus, the Pricing Disclosure Package and the Prospectus relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. The Representatives designated to act on behalf of each of the Underwriters of the Designated Securities pursuant to Section 13 of the Underwriting Agreement and the address of the Representatives referred to in such Section 13 are set forth at the end of Schedule II hereto.

1

Each of the Underwriters agrees that it will not offer or sell any of the Designated Securities in any jurisdiction outside the United States except in circumstances that will result in compliance in all material respects with the applicable laws thereof.

The Prospectus relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof for the Company and each of the Representatives plus one counterpart for each counsel, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without representation or warranty on the part of the Representatives as to the authority of the signers thereof.

[Remainder of Page Intentionally Left Blank]

Very truly yours,
DOVER CORPORATION

By:	/s/ James M. Moran
Name: James M. Moran
Title: Vice President and Treasurer

Accepted as of the date hereof:

For themselves and on behalf of each of the other several

Underwriters listed in the Pricing Agreement

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Adam D. Bordner
Name: Adam D. Bordner
Title: Vice President

J.P. MORGAN SECURITIES LLC

By:	/s/ Robert Bottamedi
Name: Robert Bottamedi
Title: Vice President

MERRILL LYNCH, PIERCE, FENNER & SMITH

                               INCORPORATED

By:	/s/ Happy Daily
Name: Happy Daily
Title: Managing Director

SCHEDULE I

Underwriters	Principal Amount of Designated Securities to be Purchased

Citigroup Global Markets Inc.	$100,000,000
J.P. Morgan Securities LLC	100,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	100,000,000
Goldman, Sachs & Co.	30,000,000
Wells Fargo Securities, LLC	30,000,000
Deutsche Bank Securities Inc.	8,000,000
HSBC Securities (USA) Inc.	8,000,000
Mizuho Securities USA Inc.	8,000,000
Scotia Capital (USA) Inc.	8,000,000
U.S. Bancorp Investments, Inc.	8,000,000

Total	$400,000,000

SCHEDULE II

Title of Designated Securities:

3.150% Notes Due 2025 (the “Designated Securities”).

Aggregate principal amount:

$400,000,000 of the Designated Securities.

Price to Public:

99.225% of the principal amount of the Designated Securities, plus accrued interest, if any, from November 3, 2015.

Purchase Price by Underwriters:

98.575% of the principal amount of the Designated Securities, plus accrued interest, if any, from November 3, 2015.

Form of Designated Securities:

Book-entry only form represented by one or more fully registered global notes, without coupons, deposited with The Depository Trust Company, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the offices of Simpson Thacher & Bartlett LLP.

Time of Delivery:

9:00 a.m. (New York City time), or as soon as possible thereafter, on November 3, 2015.

Indenture:

Indenture dated February 8, 2001, between the Company and Bank One Trust Company, N.A. (as predecessor to JP Morgan Trust Company National Association, The Bank of New York and The Bank of New York Mellon), as Trustee, as supplemented by the Fifth Supplemental Indenture, to be dated November 3, 2015, between the Company and The Bank of New York Mellon (as successor to Bank One Trust Company, N.A., JP Morgan Trust Company National Association and The Bank of New York) as Trustee, relating to the Designated Securities

Maturity:

November 15, 2025.

Interest Rate:

3.150%.

Interest Payment Dates:

May 15 and November 15 of each year, commencing May 15, 2016.

Regular Record Dates:

May 1 and November 1 of each year.

Redemption Provisions:

No mandatory redemption provisions.

The Company may, at its option, redeem the Designated Securities in whole at any time or in part from time to time at the redemption prices as described under the caption “Description of the Notes—Optional Redemption” in the Company’s preliminary prospectus supplement dated October 29, 2015 relating to the Designated Securities (the “Preliminary Prospectus Supplement”). The redemption price prior to August 15, 2025 will be based on the Treasury Rate (as defined in the Preliminary Prospectus Supplement) plus 20 basis points. The redemption price after August 15, 2025 will be 100.00% of the principal amount of the Designated Securities being redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

Change of Control Offer Provisions:

If a change of control triggering event occurs, the Company will be required, subject to certain conditions, to make an offer to repurchase the Designated Securities at a price equal to 101% of the principal amount of the Designated Securities, plus accrued and unpaid interest to, but excluding, the date of repurchase (all as described in the Preliminary Prospectus Supplement).

Sinking Fund Provisions:

No sinking fund provisions.

Defeasance Provisions:

As set forth in the Fifth Supplemental Indenture (all as described in the Preliminary Prospectus Supplement).

Closing Location:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Denomination:

The Designated Securities will be issued in minimum denominations of $2,000 in principal amount and integral multiples of $1,000 in excess thereof.

Listing

None

Additional Closing Conditions:

No additional closing conditions to those in the Underwriting Agreement.

Names and addresses of Representatives:

Designated Representatives:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

Address for Notices, etc.:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attention: General Counsel

Fax: (646) 291-1469

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Attention: Investment Grade Syndicate Desk – 3rd floor

Fax: (212) 834-6081

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

50 Rockefeller Plaza

NY1-050-12-02

New York, New York 10020

Attention: High Grade Transaction Management/Legal

Fax: (646) 855-5958

Applicable Time:

5:15 p.m. (New York City time), on October 29, 2015.

List of Free Writing Prospectuses

Final Term Sheet, dated October 29, 2015, in the form agreed between the Company and the Representatives on the date hereof.